Associated companies	12 Months Ended
Dec. 31, 2022
Disclosure of associates [abstract]
Associated companies
4. Associated companies
	Net income statement effect			Other comprehensive income effect [1]			Total comprehensive income effect

(USD millions)	2022	2021	2020	2022	2021	2020	2022	2021	2020

Roche Holding AG, Switzerland		15 341	677		46	-56		15 387	621

Others	-9	-2	-4				-9	-2	-4

Associated companies	-9	15 339	673		46	-56	-9	15 385	617

[1] In 2021, Novartis share of other comprehensive income recognized by associated companies, net of taxes of USD 3 million was recycled into the consolidated income statement as a result of the divestment of the investment in Roche Holding AG. No Novartis share of other comprehensive income recognized by associated companies was recycled to the consolidated income statement in 2022 and 2020.

Novartis has certain non-significant investments and had a significant investment in Roche Holding AG, Basel (Roche), which was divested to Roche on December 6, 2021, that are accounted for as associated companies.
Roche Holding AG
On November 3, 2021, Novartis entered into an agreement with Roche Holding AG to divest its 33.3% of Roche Holding AG (Roche) voting shares, representing approximately 6.2% of Roche’s total outstanding voting and non-voting equity instruments, to Roche for USD 20.7 billion in cash. As a result, Novartis discontinued the use of equity method accounting starting from November 3, 2021.
The divestment transaction closed on December 6, 2021, and Novartis realized a gain of USD 14.6 billion, recorded in income from associated companies. See Note 2.
The Group’s holding in Roche voting shares was 33.3% at December 31, 2020. This investment represented approximately 6.2% of Roche’s total outstanding voting and non-voting equity instruments at December 31, 2020.
Since full-year financial data for Roche is not available when Novartis produces its consolidated financial results, a survey of analyst estimates is used to estimate the Group’s share of Roche’s net income. Any differences between these estimates and actual results were adjusted in the Group’s consolidated financial statements when available. As Novartis discontinued the use of equity method accounting starting from November 3, 2021, and the divestment closed on December 6, 2021, no such adjustment has been made to the 2022 Group’s consolidated financial statements.
In 2021, dividends received from Roche in relation to the distribution of its 2020 net income amounted to USD 522 million.
The consolidated income statement effects from applying Novartis accounting principles for this investment in 2021 and 2020 are as follows:
(USD millions)	2021	2020

Novartis share of Roche's estimated current-year consolidated net income	815	913

Prior-year adjustment	40	-64

Amortization of fair value adjustments relating to intangible assets, net of taxes of 2021: USD 10 million; 2020: USD 26 million	-70	-172

Gain on divestment of the investment in Roche [1]	14 556

Net income effect	15 341	677

[1] The gain on divestment of the investment in Roche includes the recycling of currency translation effects (see Note 8.1) and other comprehensive income effects totaling USD 3.2 billion.